Exhibit 99.1

Professor Mark W Lowdell CSO 1 “Exploring the cellular interactions between NK cells, tumor cells and the TME”

Tumor - derived Inhibitory signals Activating signals Tumor - derived Inhibitory signals Activating signals Tumor - derived Inhibitory signals Activating signals Activating signals Activating signals NK - Tumor TROGOCYTOSIS NK - NK interactions % of conjugates NK-NK cells 0 20 40 60 80 0.0 0.5 1.0 1.5 2.0 NK:K562[1:5] NK:K562[1:1] NK:K562[5:1] Time[min] % of conjugates

• Balance of signals – Tumor “sensitivity” • NK:tumor cell ratio • NK cell subset • Prior exposure? – TiM - NK – CiM - NK • Inhibitory microenvironment What determines the outcome of NK - tumor ligation? CD15 - ve K562 NK resistant rNK cell X rNK lack enough activating signals to overcome tumor inhibition

E:T determines outcome

Low E:T ratios = High NK activation and degranulation – Low lysis


NK mediated lysis
% of specific lysis
100
80
60
40
20
0
NK+Target[1:2]
NK+Target[2:1]
NK+Target[5:1]
NK+Target[10:1]
K562
INB16


CD69 expression on NK cells
% of expression
80
60
40
20
0
rNK
NK+Target[1:2]
NK+Target[2:1]
NK+Target[5:1]
NK+Target[10:1]
K562
INB16


CD107a expression on NK cells
% of expression
80
60
40
20
0
rNK
NK+Target[1:2]
NK+Target[2:1]
NK+Target[5:1]
NK+Target[10:1]
K562
INB16


CD69 expression after 4h on NK subpopulations
% of expression
100
80
60
40
20
0
CD107a(-) with monensin
CD107a(-) w/o monensin
CD107a(+) with monensin
CD107a(+) w/o monensin
rNK
NK:INB16 [1:2]
NK:INB16 [2:1]
NK:INB16 [5:1]
NK:INB16 [10:1]

INmuneBio
INNATE IMMUNITY

Prior exposure to tumor cells may impair or enhance tumor killing Priming effect % of expression on NK cells TNFa IFNy Perforin GranzymeB 0 5 10 15 50 60 70 80 90 100 rNK NK+K562 [1:2] NK+INB16 [1:2] % of expression

NK-NK activation following trogocytosis


rNK priming by TpNK
% rNK receptor expression
60
40
20
0
rNK
+TpNK
+IL15[1ng/mL]
+TpNK(1:10)+IL15
CD69

NK cells are activated by tumor cell membranes but do not express CD69 or degranulate


Expression on NK cells
100
80
60
40
20
0
% of expression
CD69
CD16
rNK
NK+[K562]
NK+[K562 24h]
NK+[K562 lysates]
NK+[INB16]
NK+[INB16 24h]
NK+[INB16 lysates]


CD107a expression on NK cells
80
60
40
20
0
% of expression
rNK
NK+[K562]
NK+[K562 24h]
NK+[K562 lysates]
NK+[INB16]
NK+[INB16 24h]
NK+[INB16 lysates]


Killing assay for Raji cells
80
60
40
20
0
% of specific lysis
rNK+Target
NK+[K562]+Target
NK+[K562 24h]+Target
NK+[K562 lysates]+Target
NK+[INB16]+Target
NK+[INB16 24h]+Target
NK+[INB16 lysates]+Target

INmuneBio
INNATE IMMUNITY

Does tumor exposure influence NK avidity? Kushal Kumar Das - Lumicks Acoustic Node Glass 0.1mm Piezo Element Target tumor cells Primed vs Resting NK cells Ultrasound is used to exert forces completely contactless to NK cells in a microfluidic chip

CD107a expression on NK cells rNK NK+K562[1:2]NK+INB16[1:2] 0 20 40 60 80 100 % of expression Killing assay: % of specific lysis (after 4h) NK+K562 [5:1] NK+INB16 [5:1] 0 20 40 60 80 100 % of specific lysis

Data by Amanda van Vliet CAR - NK Mock - NK 90% lysis 30% lysis

CD107a expression on NK cells rNK NK+K562[1:2]NK+INB16[1:2] 0 20 40 60 80 100 % of expression Killing assay: % of specific lysis (after 4h) NK+K562 [5:1] NK+INB16 [5:1] 0 20 40 60 80 100 % of specific lysis E:T [1:1] 15min 30min 45min 60min 0 5 10 rNK TpNK LAK % of conjugates

Alive >2yrs % K562 lysis NK function only needs to be “adequate”

Effects of hypoxia may be transient and tumor cell dependent 4 6 16 0 20 40 60 80 100 NK NK (hyp) Time (h) S p e c i f i c C y t o l y s i s ( % ) K562 + rNK RAJI +LAK15 4 6 16 24 48 0 20 40 60 80 100 Time (h) S p e c i f i c C y t o l y s i s ( % ) NK+IL15(10ng/ml) NK+IL15(10ng/ml (hyp) 4 6 16 24 48 0 20 40 60 80 100 Time (h) S p e c i f i c C y t o l y s i s ( % ) NK NK (hyp) OVCAR3 + rNK OVCAR3 +LAK15 4 6 16 0 20 40 60 80 100 Time (h) S p e c i f i c C y t o l y s i s ( % ) Raji+TpNK Raji+TpNK (hyp) 4 6 16 0 20 40 60 80 100 Time (h) S p e c i f i c C y t o l y s i s ( % ) Raji+NK+IL-15 (10ng) O/N Raji+NK+IL-15 (10ng) O/N (hyp) 4 6 16 24 48 0 20 40 60 80 100 Time (h) S p e c i f i c C y t o l y s i s ( % ) TpNK TpNK (hyp) OVCAR3 + TpNK RAJI + TpNK

Effects of inhibitory cells in the TME

Myeloid-derived suppressor cells



p=0.0001
p=0.0003
CD107a of total NK
IFNγ of total NK
60
40
20
0
50
40
30
20
10
0
+Mono
+MDSC
+Mono
+MDSC

Sarhan et al.
Cancer Res. 2016



K562 lysis 5:1:1
% CD107a+
40
30
20
10
0
NIL
Allo 1
Allo 2
Auto

Treg Suppression of NK-mediated lysis



Specifci cytolysis
100
80
60
40
20
0
NK+RAJI
NK+Treg + RAJI
NK + IL2 100 IU + RAJI
NK + Treg + IL2 100 IU + RAJI
TpNK+RAJI
TpNK + Treg + RAJI



K562 lysis 5:1:1
% of specific lysis
100
80
60
40
20
0
rNK
rNK:CD33 (IL-6) Allo 1
rNK:CD33 (VEGF) Allo 1
rNK:CD33 (IL-6) Allo 2
rNK:CD33 (VEGF) Allo 2
rNK:CD33 (IL-6) Auto
rNK:CD33 (VEGF) Auto



Treg Suppression of MLR
% of suppression
80
60
40
20
0
Treg:Tconv 1:2
Treg:Tconv 1:4
Treg:Tconv 1:8
Treg:Tconv 1:16
Treg:Tconv 1:32

INmuneBio
INNATE IMMUNITY

Conclusions • NK:tumor cell interactions are multicellular and multifactorial • Degranulation is not a direct correlate of lysis and thus not of exhaustion • Tumor cell conjugation may induce activation without lysis and generate a primed state associated with increased TNF - a and IFN - g and increased avidity to secondary tumor targets • Classical regulatory factors in the TME can inhibit NK function in vitro but the effects are transient and may be overcome by appropriate activating signals • Increased avidity enhances lysis but not conjugation duration and may be a tool to develop, screen and qualify novel NK activating agents • The molecular basis of increased avidity is being dissected